Newtek Small Business Finance, LLC Newtek Business Services, Corp. 1981 Marcus Avenue, Suite 130 Lake Success, New York 11042 Independent Accountants’ Report on Applying Agreed-Upon Procedures We have performed the procedures described below, related to certain information with respect to a portfolio of small business loans in connection with the proposed offering of Newtek Small Business Loan Trust 2022-1, Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2022-1. Newtek Small Business Finance, LLC and Newtek Business Services, Corp. (collectively, the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Deutsche Bank Securities Inc. and Capital One Securities, Inc. (collectively, the “Other Specified Parties” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Agreed-Upon Procedures On July 11, 2022, at the instruction of the Company, we accessed the “Company Website” (https://vault.newtekone.com) and obtained a small business loan listing with respect to 724 small business loans (the “Small Business Loan Listing”). At the instruction of the Company, for those small business loans set forth on the Small Business Loan Listing having a “Status” of “Closed and Fully Funded”, we selected the top 182 small business loans based on “Current Borrower Balance” (the “Sample Loans”). Further, on July 12, 2022, at the instruction of the Company, we accessed the Company Website and obtained a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on June 30, 2022, with respect to each of the Sample Loans (the “Statistical Loan File”). At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below. Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com Member of Deloitte Touche Tohmatsu Limited

Characteristics

1. Loan number (for informational purpose only)	17. Market value – Residential (if applicable)
2. Note date	18. Lien position – Residential (if applicable)
3. Primary borrower name	19. Market value – Commercial (if applicable)
4. Original principal balance	20. Lien position – Commercial (if applicable)
5. Index description	21. Market value – Machine & Equipment (if applicable)
6. Interest rate type (Fixed/Variable)	22. Lien position – Machine & Equipment (if applicable)
7. Initial spread	23. Market value – Furniture & Fixtures (if applicable)
8. Maturity date	24. Lien position – Furniture & Fixtures (if applicable)
9. Original term to maturity	25. Market value – Account Receivables & Inventory (if applicable)
10. Prepayment penalty indicator (yes/no)	26. Lien position – Account Receivables & Inventory (if applicable)
11. Property state	27. Market value – Marketable Securities (if applicable)
12. Personal guarantee indicator (yes/no)	28. Lien position – Marketable Securities (if applicable)
13. Guarantee Percentage	29. Market value – Other Collateral (if applicable)
14. Maximum FICO score	30. Lien position – Other Collateral (if applicable)
15. Loan purpose	31. Combined debt service coverage ratio
16. Primary collateral type	

We compared Characteristics 2. through. 10. to the corresponding information set forth on or derived from the Promissory Note (the "Note").

We compared Characteristics 11. through 13. to the corresponding information set forth on or derived from the "SBA Loan Authorization Document."

We compared Characteristics 14. through 30. to the corresponding information set forth on or derived from the Credit Write Up or Modified Credit Write Up (collectively, the "Credit Write Up").

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 31. to the Credit Write Up.

In addition to the procedures described above, for each Sample Loan that indicated an original term to maturity of 15 years or greater (as set forth on the Note), we observed a prepayment penalty indicator of "Yes" on the Note.

At your instruction, for purposes of such comparisons:

- with respect to Characteristics 2. and 8., differences of 30 days or less are deemed to be "in agreement;"

- with respect to Characteristic 15., we compared the loan purpose set forth on the Statistical Loan File to the loan purpose with the highest loan proceeds for such Sample Loan indicated within the table entitled "Use of Proceeds" or "Sources and Uses" on the Credit Write Up;

- with respect to Characteristic 16., we compared the primary collateral type set forth on the Statistical Loan File to the primary collateral type with the highest net market value for such Sample Loan indicated within the table entitled "Current Collateral Grid" or "Collateral" on the Credit Write Up; and

- with respect to our comparison for Characteristics 17., 19., 21., 23., 25., 27. and 29., differences of $1.00 or less are deemed to be "in agreement."

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The small business loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the "Loan Documents." We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan

Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans. Agreed-Upon Procedures’ Findings The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B. ****** We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report. We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization. This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties. Yours truly, /s/ Deloitte & Touche LLP August 9, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 9, 2022 In applying our agreed-upon procedures as outlined above, we observed the following: Exception Description Number Exception Description 1 Three differences in property state 2 One difference in lien position - Commercial 3 Four differences in lien position – Machine & Equipment 4 One difference in market value – Furniture and Fixtures 5 Three differences in lien position – Furniture & Fixtures 6 Two differences in market value – Account Receivables & Inventory 7 Two differences for lien position - Account Receivables & Inventory 8 One difference in lien position – Other Collateral 9 One difference in combined debt service coverage ratio The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 9, 2022

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents
1	1718625	Property state	WA	ID
1	1954987	Property state	NJ	WI
1	1955776	Property state	NJ	WI
2	1718625	Lien position - Commercial	1	2
3	1860847	Lien position - Machine & Equipment	2	1
3	1864284	Lien position - Machine & Equipment	2	1
3	1869150	Lien position - Machine & Equipment	3	1
3	251493	Lien position - Machine & Equipment	1	0
4	1842930	Market value - Furniture & Fixtures	$0.00	$310.00
5	1842930	Lien position - Furniture & Fixtures	0	1
5	1847669	Lien position - Furniture & Fixtures	1	3
5	251493	Lien position - Furniture & Fixtures	1	0
6	1869150	Market value - Account Receivables & Inventory	$514,230.00	$514,330.00
6	1897995	Market value - Account Receivables & Inventory	$5,581,855.00	$5,581,865.00
7	1847669	Lien Position - Account Receivables & Inventory	1	3
7	1869287	Lien Position - Account Receivables & Inventory	5	3
8	1912569	Lien position - Other Collateral	1	2
9	1904789	Combined debt service coverage ratio	1.22x	1.56x

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.